                                             SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

                                                 (Amendment No.__)

Check the appropriate box:

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)

[ ] Definitive Information Statement

                                    (Name of Registrant As Specified In Charter)

                                               The AAL Mutual Funds

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[ ] Fee paid previously with preliminary materials.

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THE AAL MUTUAL FUNDS
625 Fourth Avenue South
Minneapolis, Minnesota 55415

June 2004

Dear Shareholder:

As of May 28, 2004, T. Rowe Price Associates, Inc. began serving as the investment subadviser to the Fund.

This decision continues the work underway to strengthen Thrivent's asset management program, with a primary goal of providing substantial value to shareholders through consistent, competitive performance, enhanced shareholder services and a growing business with an excellent reputation.

At Thrivent Investment Management, we realize that we can't be all things to all investors. In the case of The
AAL Small Cap Value Fund, we determined that the fund would benefit from hiring a subadviser with niche expertise to manage its assets.

After a lengthy evaluation of potential small-cap value subadvisers, the decision was made to hire T. Rowe Price to manage the fund.  T. Rowe Price has demonstrated, long-term performance and has an experienced management team supporting its small-cap value discipline.

For more details on what T. Rowe Price has to offer and why this decision was made, please review the enclosed information statement and supplement to the prospectus.

As always, our goal is to provide a range of high-quality investment choices to our shareholders.  Choosing T.
Rowe Price as a partner in managing the fund ideally complements our internally managed product line and investment philosophy.  By doing so, we provide greater choice in your asset allocation strategies.

Sincerely,

Pamela J. Moret
President

                                               INFORMATION STATEMENT

                                           The AAL Small Cap Value Fund

                                                    A series of

                                               The AAL Mutual Funds
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                                  1-800-847-4836

This Information Statement is being provided to notify you that T. Rowe Price Associates, Inc. ("T. Rowe Price")
has been hired as an investment subadviser for The AAL Small Cap Value Fund (the "Fund"), a series of The AAL
Mutual Funds (the "Trust"), effective May 28, 2004. This information statement is being mailed to shareholders of the Fund on or about ___,

This is not a proxy  statement.  We are not  asking you for a proxy and you are  requested  not to send us a proxy.
Furthermore,  this  matter is not  subject  to a vote of  shareholders,  and we will not be  holding  a meeting  of shareholders  or  otherwise  asking  shareholders  to  vote on  this  matter.  We are  providing  this  Information
Statement solely to provide you with information about T. Rowe Price.

                                    APPOINTMENT OF NEW SUBADVISER FOR THE FUND

T. Rowe Price was hired pursuant to an exemptive order that the Trust received from the SEC on February 19,
2003.    That exemptive order permits the Board of Trustees of the Trust (the "Board") to authorize Thrivent
Investment Management Inc. ("Thrivent Investment Mgt."), the Trust's investment adviser, to enter into and amend subadvisory agreements without shareholder approval.  A fund operating under this structure is sometimes referred to as a "manager-of-managers fund".  The exemptive order requires the Trust to provide shareholders with this
Information Statement in order to disclose substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

                                   Matters Considered by the Board in Approving
                              the Investment Subadvisory Agreement with T. Rowe Price

As Thrivent Investment Mgt. developed its investment strategies for the Trust, it determined that the Fund would benefit from hiring a subadviser to manage the assets of the Fund.  Thrivent Investment Mgt. evaluated potential small cap value subadvisers based on criteria that included performance, investment strategy, anticipated subadvisory fees, and other factors.  Following this review, Thrivent Investment Mgt. recommended to the Board, and at a meeting held on February 11, 2004, the Board concluded, that  T. Rowe Price should be engaged to manage the assets of the Fund.  The Board based its decision on various factors, including the investment personnel and portfolio management approach of T. Rowe Price, the historical performance of other portfolios managed by T. Rowe
Price against relevant benchmarks; and the potential subadvisory fee structure.

The Board  considered  the following  information  in approving T. Rowe Price as an investment  subadviser  for the
Fund:

                                          Information about T. Rowe Price

T. Rowe Price is located at 100 East Pratt Street,  Baltimore,  Maryland  21202. T. Rowe Price has over 67 years of investment management experience and managed approximately $190.0 billion as of December 31, 2003.

Information  about the principal  executive officer and each director of T. Rowe Price is provided in the following table.  The address of each person listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

---------------------------------------- -------------------------------------- --------------------------------------
Name                                     Position with T. Rowe Price            Principal Occupation
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
George A. Roche                          Director and President                 Chief Financial Officer, Chairman of
                                                                                the Board, Director and President of
                                                                                T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Edward C. Bernard                        Director                               Director of t. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
James A.C. Kennedy                       Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
William T. Reynolds                      Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
James S. Riepe                           Vice Chairman of the Board and         Vice Chairman of the Board and
                                         Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
M. David Testa                           Vice Chairman of the Board and         Vice Chairman of the Board and
                                         Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Brian C. Rogers                          Chief Investment Officer               Chief Investment Officer and
                                                                                Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------

Information about other mutual funds managed by T. Rowe Price with investment objectives and strategies similar to those of the Fund is provided in the following table.

---------------------------------------------------- ------------------------------------------ ---------------------
                                                                                                     Net Assets
                                                                                                   Managed as of
              Investment Company Name                       Annual Rate of Compensation               12/31/03
---------------------------------------------------------------------------------------------------------------------

                                            T. Rowe Price Mutual Funds:
---------------------------------------------------- ------------------------------------------ ---------------------
                   T. Rowe Price                               .35% (individual fee)                $3,594,803,939
            Small-Cap Value Fund, Inc.                         .32% (group fee)
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------------------------------------------------------------------------

                              Subadvised Mutual Funds and Variable Annuity Portfolios:
---------------------------------------------------- ------------------------------------------ ---------------------
  John Hancock Variable Series Trust I: Small Cap           .60% on first $500 million;             $115,506,877
                    Value Fund                           .55% on assets over $500 million*
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
Thrivent Series Fund, Inc.: Thrivent Partner Small              .60% on all assets                  $19,773,255
                Cap Value Portfolio
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
   Manufacturers Investment Trust: Small Company            .60% on first $500 million;             $533,241,786
                    Value Trust                         .55% on assets over $500 million**
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
 MassMutual Institutional Funds: MassMutual Small           .60% on first $500 million;             $103,983,776
                Company Value Fund                       .55% on assets over $500 million
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
  Northwestern Mutual Series Fund, Inc.: T. Rowe                .60% on all assets                  $122,039,696
          Price Small Cap Value Portfolio
---------------------------------------------------- ------------------------------------------ ---------------------

*        T. Rowe Price has proposed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser to John Hancock Variable Series Trust I.  The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% - 10% of the total subadvisory fees paid.
**       T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser to Manufacturers Securities Services, LLC.  The fee
         reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% - 10%
         of the total subadvisory fees paid.

T. Rowe Price has no affiliated brokers through whom trades would be executed on behalf of the Fund.

                                         The Investment Advisory Agreement

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for the Fund under an investment advisory agreement dated November 28, 1990, and effective July 17, 2001 with respect to the Fund.  The investment advisory agreement for the Fund was last submitted to a vote of shareholders when it was approved by the initial shareholder at the time of the Fund's inception. Thrivent Investment Mgt. and its affiliates have been in the investment advisory business since 1986 and managed approximately $62.4 billion in assets as of December 31, 2003, including approximately $20.7 billion in mutual fund assets. The Trust pays
Thrivent a fee equal to 0.70% of the Fund's average daily net assets for serving as investment adviser for the
Fund.

                                         Investment Subadvisory Agreement

T. Rowe Price serves as investment subadviser pursuant to an investment subadvisory agreements (Subadvisory
Agreement") dated May 28, 2004 (a copy of which is attached as Exhibit A hereto).  Pursuant to the terms of the
Subadvisory Agreement, the T. Rowe Price provides continuous investment management services to the Fund, subject
to the overall supervision of the Board and Thrivent Investment Mgt.   Thrivent Investment Mgt. pays T. Rowe
Price a fee equal to 0.60% of the Fund's average daily net assets for serving as investment subadviser for the
Fund.

The Subadvisory Agreement provides that T. Rowe Price will not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement, except when such services are rendered in bad faith, negligence or reckless disregard of its duties under the Agreement. T. Rowe Price will, however, indemnify and hold harmless the Fund, Thrivent Investment Mgt., the Board or shareholders from any and all claims, losses, expenses, obligations or liabilities (including reasonable attorneys fees) which arise or result from the subadviser's bad faith, negligence, willful misfeasance or reckless disregard of its duties under the Subadvisory
Agreement.

The Subadvisory Agreement provides that it will remain in effect continuously for two years following its effective date, unless terminated sooner.  Thereafter, it will continue to be renewed for successive one-year terms provided that the renewal is specifically approved at least annually by either the Board or a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons of any party to the Subadvisory Agreement.

The Trust may terminate the Subadvisory Agreement by a vote of a majority of the Independent Trustees or a majority of its outstanding voting securities at any time on 60 days' written notice to Thrivent Investment Mgt.
and T. Rowe Price.  Thrivent Investment Mgt. may terminate the Subadvisory Agreement upon 60 days' written notice to T. Rowe Price, and T. Rowe Price may terminate the Subadvisory Agreement at any time upon 60 days' written notice to Thrivent Investment Mgt.  The Subadvisory Agreement will automatically terminate without penalty in the event of its assignment as defined in the 1940 Act.

                                                SHAREHOLDER REPORT

The Trust's annual report for the fiscal year ended April 30, 2003, and its semiannual report for the fiscal period ended October 31, 2003, have been previously sent to shareholders.  You may obtain a copy of either report upon request, without charge, by writing to 625 Fourth Avenue South, Minneapolis, Minnesota 55415, or by calling
(800) 847-4836 or visiting the Web site at www.thrivent.com.

                                          RECORD OF BENEFICIAL OWNERSHIP

As of May _, 2004,  the  trustees  and  officers  of the Trust as a group  owned  beneficially  less than 1% of the outstanding  shares of the Fund.  As of May _, 2004,  no person,  except as set forth in the table below,  was know to own beneficially or of record 5% or more of the outstanding shares of the Fund.

[Add 5% Owners]

Exhibit A

                                          Form of Sub-advisory Agreement

                                         INVESTMENT SUB-ADVISORY AGREEMENT

                                                   By and Among

                                        Thrivent Investment Management Inc.
                                                        and
                                               The AAL Mutual Funds
                                                        and
                                                   [Sub-adviser]

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the ___ day of ________,  200_, (the "Effective Date") by and among
Thrivent Investment  Management Inc., a corporation  organized and existing under the laws of the State of Delaware
("Adviser"),  The AAL Mutual  Funds.,  a  business  trust  organized  and  existing  under the laws of the State of
Massachusetts  ("Trust"),  and  __________________________,  a ______________ organized and existing under the laws of the State of ____________ ("Sub-adviser").

WHEREAS,  Adviser has entered into an Investment  Advisory  Agreement  dated as of the ____ day of _________,  200_
("Advisory  Agreement") with the Trust,  which is engaged in business as an open-end  investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS,  the Trust is authorized to issue shares of the _________ Fund ("Fund"),  a separate  series of the Trust;
and

WHEREAS,  Sub-adviser  is engaged  principally  in the  business of  rendering  investment  supervisory  management services  and is  registered  as an  investment  adviser  under the  Investment  Advisers  Act of 1940,  as amended
("Advisers Act"); and

WHEREAS,  the Trust and Adviser desire to retain Sub-adviser as sub-adviser to furnish certain investment  advisory services to Adviser and the Fund and Sub-adviser is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.       Appointment.  (A) Adviser hereby appoints  Sub-adviser as its investment  Sub-adviser  with respect to the
         Fund for the period  and on the terms set forth in this  Agreement,  and (B)  Sub-adviser  hereby  accepts such  appointment  and  agrees to render  the  services  herein set  forth,  for the  compensation  herein provided.

II       Additional  Series.  In the event that the Trust  establishes  one or more series of shares other than the
         Fund with respect to which Adviser desires to retain  Sub-adviser to render  investment  advisory services hereunder,  Adviser  shall so notify  Sub-adviser  in writing,  indicating  the advisory fee to be payable with respect to the  additional  series of shares.  If  Sub-adviser  is willing to render such services on the terms provided for herein,  it shall so notify Adviser in writing,  whereupon such series shall become a Fund hereunder.

III.     Duties of Sub-adviser.

         A.       Sub-adviser is hereby  authorized and directed and hereby agrees to (i) furnish  continuously  an investment  program for the Fund, and (ii) determine from time to time what investments  shall be purchased,  sold  or  exchanged  and  what  portion  of the  assets  of the  Fund  shall  be held
                  uninvested.   Sub-adviser   shall  perform  these  duties  subject  always  to  (1)  the  overall supervision  of Adviser and the Board of  Directors of the Trust (the  "Board"),  (2) the Trust's
                  Articles  and  By-laws  (as  defined  below),  as  amended  from  time to  time,  (3) the  stated
                  investment  objectives,  policies and  restrictions  of the Fund as set forth in the Trust's then current  Registration  Statement (as defined  below),  (4) any additional  policies or guidelines established  by  Adviser  or Board  that have been  furnished  in  writing  to  Sub-adviser,  (5)
                  applicable  provisions of law, including,  without limitation,  all applicable  provisions of the
                  1940 Act and the  rules  and  regulations  thereunder,  and (6) the  provisions  of the  Internal
                  Revenue Code of 1986,  as amended (the "Code")  applicable to  "regulated  investment  companies"
                  (as  defined  in Section  851 of the Code),  as amended  from time to time.  In  accordance  with
                  Section  VII,  Sub-Adviser  shall  arrange for the  execution  of all orders for the purchase and sale of  securities  and  other  investments  for the  Fund's  account  and  will  exercise  full discretion  and act for the Trust in the same  manner  and with the same  force and effect as the
                  Trust might or could do with respect to such  purchases,  sales, or other  transactions,  as well as with respect to all other things  necessary or  incidental  to the  furtherance  or conduct of such purchases,  sales, or other transactions,  including without limitation,  management of cash balances in the Fund.

         B.       Sub-adviser  shall have no  responsibility  with respect to  maintaining  custody of Fund assets.
                  Sub-adviser  shall  affirm  security  transactions  with  central  depositories  and  advise  the custodian  of the Fund  ("Custodian")  or such  depositories  or agents as may be  designated  by
                  Custodian  and Adviser  promptly of each  purchase and sale of a Fund  security,  specifying  the name of the issuer,  the  description  and amount or number of shares of the security  purchased, the market price,  the commission and gross or net price,  the trade date and settlement date and the  identity of the  effecting  broker or dealer.  Sub-adviser  shall from time to time  provide
                  Custodian  and Adviser with  evidence of authority of its  personnel  who are  authorized to give instructions to Custodian.

         C.       Unless Adviser  advises  Sub-adviser in writing that the right to vote proxies has been expressly reserved to Adviser or the Trust or  otherwise  delegated  to another  party,  Sub-adviser  shall exercise  voting rights  incident to any securities  held in the Fund without  consultation  with
                  Adviser or Trust,  provided that Sub-adviser will follow any written  instructions  received from
                  Adviser or Trust with  respect  to voting as to  particular  issues.  Sub-adviser  shall  further respond to all corporate  action matters  incident to the securities  held in the Fund including,
                  without   limitation,   proofs  of  claim  in  bankruptcy   and  class  action  cases  and  shelf
                  registrations.

         D.       Upon request of Custodian and/or Trust,  Sub-adviser shall provide  assistance in connection with the  determination  of the fair value of securities in the Fund for which market  quotations  are not readily available.

         E.       In  the  performance  of  its  duties  hereunder,  Sub-adviser  is and  shall  be an  independent contractor  and except as  expressly  provided  for herein or  otherwise  expressly  provided  or authorized  shall have no authority  to act for or represent  the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of Adviser.

IV.      Compensation.  For the  services  provided  pursuant  to this  Agreement,  Sub-adviser  shall  receive  an investment  management  fee as set  forth in  Schedule  1,  attached  hereto  and  incorporated  herein by reference.  The  management  fee shall be payable  monthly in arrears to Sub-adviser on or before the 10th day of the next succeeding  calendar month. If this Agreement  becomes  effective or terminates before the end of any month,  the  investment  management  fee for the period from the  effective  date to the end of such month or from the  beginning of such month to the date of  termination,  as the case may be, shall be prorated  according  to  the  proration  which  such  period  bears  to  the  full  month  in  which  such effectiveness or termination occurs.

V.       Expenses.  During the term of this  Agreement,  Sub-adviser  will bear all expenses  incurred by it in the performance  of its  duties  hereunder,  other  than  those  expenses  specifically  assumed  by the Trust hereunder.  The Trust shall assume and shall pay all brokers' and underwriting  commissions  chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

VI.      Duties of Adviser.  Adviser has furnished  Sub-adviser with copies of each of the following  documents and will  furnish to  Sub-adviser  at its  principal  office all future  amendments  and  supplements  to such documents, if any, as soon as practicable after such documents become available:

                  (1)      The Articles of  Incorporation  of the Trust,  as filed with the State of Minnesota,  as in effect on the date hereof and as amended from time to time ("Articles");

                  (2)      The  by-laws of the Trust as in effect on the date  hereof  and as amended  from time to time ("By-Laws");

                  (3)      Certified   resolutions  of  the  Board  authorizing  the  appointment  of  Adviser  and
                           Sub-adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4)      The Trust's  Registration  Statement  under the 1940 Act and the Securities Act of 1933, as amended  (the "1933 Act") on Form N-1A,  as filed with the  Securities  and  Exchange
                           Commission  ("SEC")  relating  to the Fund and its  shares  and all  amendments  thereto
                           ("Registration Statement");

                  (5)      The  Notification  of Registration of the Trust under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

                  (6)      The Fund's most recent prospectus (the "Prospectus"); and

                  (7)      Copies of reports made by the Trust to its shareholders.

                  Adviser shall furnish  Sub-adviser  with any further  documents,  materials or  information  that
                  Sub-adviser  may  reasonably  request  to  enable  it to  perform  its  duties  pursuant  to this
                  Agreement.

VII.     Fund Transactions.

         A.       Sub-adviser  agrees that, in executing Fund  transactions  and selecting  brokers or dealers,  if any,  it shall  use its best  efforts  to seek on  behalf  of the  Fund  the best  overall  terms available.  In assessing  the best  overall  terms  available  for any  transaction,  Sub-adviser shall  consider  all factors it deems  relevant,  including  the breadth of the market in and the price of the  security,  the  financial  condition  and  execution  capability  of the  broker or dealer,  and  the  reasonableness  of the  commission,  if  any,  with  respect  to the  specific transaction  and on a continuing  basis. In evaluating the best overall terms  available,  and in selecting  the broker or dealer,  if any, to execute a particular  transaction,  Sub-adviser  may also consider the  brokerage  and research  services (as those terms are defined in Section 28(e)
                  of the  Securities  Exchange Act of 1934, as amended ("1934 Act"))  provided to Sub-adviser  with
                  respect  to  the  Fund  and/or  other  accounts  over  which  Sub-adviser   exercises  investment
                  discretion.  Sub-adviser  may, in its discretion,  agree to pay a broker or dealer that furnishes such  brokerage  or  research  services  a higher  commission  than that  which  might  have been charged by another broker-dealer for effecting the same transactions,  if Sub-adviser  determines in good faith that such  commission  is  reasonable  in relation to the  brokerage  and  research services  provided  by  the  broker  or  dealer,  viewed  in  terms  of  either  that  particular transaction or the overall  responsibilities  of  Sub-adviser  with respect to the accounts as to which it exercises  investment  discretion (as such term is defined under Section 3(a)(35) of the
                  1934 Act).  Sub-adviser  shall,  upon request  from  Adviser,  provide such  periodic and special reports  describing  any such  brokerage  and  research  services  received  and the  incremental commissions, net price or other consideration to which they relate.

         B.       In no instance will Fund securities be purchased from or sold to  Sub-adviser,  or any affiliated person  thereof,  except  in  accordance  with the  federal  securities  laws and the  rules  and regulations thereunder.

         C.       Sub-adviser  may buy securities  for the Fund at the same time it is selling such  securities for another  client  account  and may sell  securities  for the Fund at the  time it is  buying  such securities  for  another  client  account.  In  such  cases,  subject  to  applicable  legal  and regulatory  requirements,  and in  compliance  with  such  procedures  of the  Trust as may be in effect from time to time,  Sub-adviser  may effectuate  cross  transactions  between the Fund and such other account if it deems this to be advantageous.

         D.       On  occasions  when  Sub-adviser  deems  the  purchase  or sale of a  security  to be in the best interest  of the  Trust as well as other  clients  of  Sub-adviser,  Sub-adviser,  to the  extent permitted  by  applicable  laws and  regulations,  may,  but  shall be  under no  obligation  to, aggregate the securities to be purchased or sold to attempt to obtain a more  favorable  price or
                  lower  brokerage  commissions  and  efficient  execution.   In  such  event,  allocation  of  the
                  securities so purchased or sold,  as well as the expenses  incurred in the  transaction,  will be made by Sub-adviser in the manner  Sub-adviser  considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

VIII.    Ownership of Records.  Sub-adviser  shall  maintain  all books and records  required to be  maintained  by
         Sub-adviser  pursuant to the 1940 Act and the rules and  regulations  promulgated  thereunder with respect to transactions  on behalf of the Fund. In compliance  with the  requirements of Rule 31a-3 under the 1940
         Act,  Sub-adviser  hereby  agrees (A) that all records that it maintains  for the Fund are the property of the Trust,  (B) to preserve for the periods  prescribed  by Rule 31a-2 under the 1940 Act any records that it maintains  for the Trust and that are required to be  maintained  by Rule 31a-1 under the 1940 Act, and
         (C) to surrender  promptly to the Trust any records  that it  maintains  for the Trust upon request by the
         Trust; provided, however, Sub-adviser may retain copies of

IX.      Reports and Meetings.

         A.       Sub-adviser  shall furnish to the Board or Adviser,  or both, as appropriate,  such  information, reports,  evaluations,  analyses  and  opinions  as are  required  by law or that  the  Board  or
                  Adviser,  as appropriate,  may reasonably  require,  including,  without  limitation:  compliance reporting and certification with respect to:

                  1.       Affiliated Brokerage Transactions
                  2.       Affiliated Underwritings
                  3.       Cross Transactions
                  4.       Prospectus Compliance
                  5.       Code of Ethics
                  6.       Soft Dollar Usage
                  7.       Price Overrides/Fair Valuation Determinations

         B.       Sub-adviser  shall make available in person to the Board and to Adviser  personnel of Sub-adviser as the Board or Adviser  may  reasonably  request to review the  investments  and the  investment program of the Fund and the services provided by Sub-adviser hereunder.

X.       Services to Other Clients.  Nothing  contained in this  Agreement  shall limit or restrict (i) the freedom of  Sub-adviser,  or any  affiliated  person  thereof,  to  render  investment  management  and  corporate administrative  services  to other  investment  companies,  to act as  investment  manager  or  investment counselor to other persons,  firms, or  corporations,  or to engage in any other business  activities,  or
         (ii)  the  right of any  director,  officer,  or  employee  of  Sub-adviser,  who may also be a  director, officer,  or  employee  of the  Trust,  to engage in any other  business  or to devote his or her time and attention in part to the  management or other aspects of any other  business,  whether of a similar nature or a dissimilar nature.

XI.      Sub-adviser's Use of the Services of Others.  Sub-adviser may, at its cost,  employ,  retain, or otherwise avail  itself of the  services  or  facilities  of other  persons  or  organizations  for the  purpose  of providing  Sub-adviser  or the Trust or Fund,  as  appropriate,  with such  statistical  and other factual
         information,   such  advice  regarding  economic  factors  and  trends,   such  advice  as  to  occasional
         transactions in specific securities,  or such other information,  advice, or assistance as Sub-adviser may deem necessary,  appropriate,  or convenient for the discharge of its  obligations  hereunder or otherwise helpful  to the  Trust  or  the  Fund,  as  appropriate,  or in the  discharge  of  Sub-adviser's  overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII.     Liability of Sub-adviser;  Indemnification.  Neither  Sub-adviser nor any of its officers,  directors,  or employees,  nor any person  performing  executive,  administrative,  trading,  or other  functions for the
         Trust,  the  Fund (at the  direction  or  request  of  Sub-adviser)  or  Sub-adviser  in  connection  with
         Sub-adviser's  discharge  of its  obligations  undertaken  or  reasonably  assumed  with  respect  to this
         Agreement (collectively,  "Related Persons"),  shall be liable for (i) any error of judgment or mistake of law or for any loss  suffered  by the Trust or Fund or (ii) any error of fact or mistake of law  contained in any report or data  provided  by  Sub-adviser,  except for any error,  mistake or loss  resulting  from willful  misfeasance,  bad faith,  or negligence in the  performance by Sub-adviser or such Related Person of  Sub-adviser's  duties on behalf of the Trust or Fund or from reckless  disregard by Sub-adviser or any such Related  Person of the duties of Sub-adviser  pursuant to this  Agreement  (each of which is referred to as a "Culpable Act").

         Notwithstanding  the foregoing,  any stated  limitations on liability shall not relieve  Sub-adviser  from
         any  responsibility  or  liability   Sub-adviser  may  have  under  state  or  federal  statutes  or  from responsibility or liability for errors in connection with the execution of trade orders.

         Notwithstanding  the foregoing,  any stated  limitations on liability shall not Relieve  Sub-adviser  from any responsibility or Liability Sub-adviser may have under state or federal statutes.

         Sub-adviser  shall  indemnify  Adviser and its Related Persons and hold them harmless from and against any and all losses,  damages,  costs,  charges,  reasonable counsel fees,  payments,  expenses and liabilities
         (collectively,  "Damages")  arising directly or indirectly out of or in connection with the performance of services by  Sub-adviser  or its Related  Persons  hereunder  to the extent such  Damages  result from any
         Culpable Act of Sub-adviser or its Related Persons.

         Adviser shall indemnify Sudadviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by Adviser or any of its Related Persons.

XIII.    Representations of Sub-adviser.  Sub-adviser represents, warrants, and agrees as follows:

         A.       Sub-adviser  (i) is registered as an investment  adviser under  Advisers Act and will continue to be so registered for so long as this Agreement  remains in effect;  (ii) is not prohibited by the
                  1940 Act or the Advisers Act from performing the services  contemplated by this Agreement;  (iii)
                  has met, and will  continue to meet for so long as this  Agreement  remains in effect,  any other applicable  federal or state  requirements,  or the applicable  requirements of any regulatory or industry  self-regulatory  agency,  necessary  to  be  met  in  order  to  perform  the  services contemplated  by this  Agreement;  (iv) has the  authority to enter into and perform the services contemplated  by this  Agreement;  and (v) will  immediately  notify Adviser of the occurrence of any event  that  would  disqualify  Sub-adviser  from  serving  as an  investment  adviser  of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         B.       Sub-adviser  has adopted a written code of ethics (the  "Sub-adviser  Code")  complying  with the requirements  of Rule 17j-1 under the 1940 Act,  as may be amended  from time to time,  and,  has provided the Adviser and the Trust with a copy of the  Sub-adviser  Code,  together with evidence of its adoption.  The Sub-adviser  certifies that it has adopted procedures  reasonably necessary to prevent  access  persons"  as defined in Rule 17j-1  ("Access  Persons")  from  violating  the
                  Sub-adviser Code. On a [quarterly]  basis,  Sub-adviser will either;  (i) certify to Adviser that
                  Sub-adviser  and its Access  Persons  have  complied  with  Sub-adviser  Code with respect to the
                  Fund, or (ii) identify any material  violations of the Sub-adviser  Code which have occurred with respect to the Fund.  In  addition,  Sub-adviser  will  furnish at least  annually to Adviser and the Board a written  report that (a) describes  any issues  arising  under the  Sub-adviser  Code since the last report to the Board,  including,  but not limited to,  information  about material violations of the  Sub-adviser  Code with respect to the Fund and  sanctions  imposed in response to the  material  violations  and (b)  certifies  that the  Sub-adviser  has  adopted  procedures reasonably necessary to prevent Access Persons from violating the Sub-adviser Code.

         C.       Sub-adviser  has  provided  Adviser  and the Trust  with a copy of its Form ADV as most  recently filed with the SEC and, if not so filed,  its most recent Part 2 of Form ADV, and will,  promptly after filing any amendment to its Form ADV with the SEC,  and, if not so filed,  any amendment to
                  Part 2 of its Form ADV, furnish a copy of such amendment to Adviser.

XIV.     Compliance with Applicable  Regulations.  In performing its duties hereunder,  Sub-adviser shall establish compliance  procedures  (copies of which shall be provided to Adviser,  and shall be subject to review and approval  by  Adviser)  reasonably  calculated  to  ensure  compliance  at all times  with all  applicable provisions  of the 1940 Act and the  Advisers  Act,  and any rules  and  regulations  adopted  thereunder;
         Subchapter M of the Code; the  provisions of the  Registration  Statement;  the provisions of the Articles and the  By-Laws of the  Trust,  as the same may be amended  from time to time;  and any other  applicable provisions of state, federal or foreign law.

XV.      Term of Agreement.  This Agreement  shall become  effective with respect to the Fund on the Effective Date and,  with  respect to any  additional  Fund,  on the date of receipt  by the  Adviser of notice  from the
         Sub-adviser  in accordance  with Section II hereof that the  Subscriber is willing to serve as Sub-adviser with respect to such Fund.  Unless sooner  terminated as provided  herein,  this Agreement  shall continue in effect  for two years  from the  Effective  Date with  respect  to the Fund and,  with  respect to each additional  Fund,  for two years from the date on which this Agreement  becomes  effective with respect to such Fund.  Thereafter,  this Agreement  shall  continue in effect from year to year,  with respect to the
         Fund,  subject to the  termination  provisions and all other terms and conditions  hereof,  so long as (a)
         such  continuation  shall be  specifically  approved at least annually (i) by either the Board, or by vote of a majority of the  outstanding  voting  securities of the Fund; (ii) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such  approval,  of a majority of the Directors of the Trust who are not interested  persons of any party to this  Agreement,  cast in person at a meeting called  for the  purpose of voting on such  approval;  and (b)  Sub-adviser  shall not have  notified  the
         Trust,  in writing,  at least 60 days prior to such  approval  that it does not desire such  continuation.
         Sub-adviser shall furnish to the Trust,  promptly upon its request,  such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVI.     Termination of Agreement.  Notwithstanding  the  foregoing,  this Agreement may be terminated at any time, without the  payment of any  penalty,  by vote of the Board or by a vote of a majority of the  outstanding voting  securities of the Fund on at least 60 days' prior written  notice to  Sub-adviser.  This Agreement may also be terminated by Adviser:  (i) on at least 60 days' prior written notice to Sub-adviser,  without the payment of any penalty;  (ii) upon material  breach by Sub-adviser of any of the  representations  and warranties  set forth in Paragraph 11 of this  Agreement,  if such breach shall not have been cured within a 20-day  period after notice of such breach;  or (iii) if  Sub-adviser  becomes  unable to discharge  its duties and  obligations  under this  Agreement.  Sub-adviser  may  terminate  this  Agreement at any time, without the payment of any penalty,  on at least 60 days' prior notice to Adviser.  This  Agreement  shall terminate  automatically  in the event of its  "assignment,  as such term is defined  in the 1940 Act,  or upon  termination of the Advisory  Agreement.  Any approval,  amendment,  or termination of this Agreement by the  holders of a majority of the  outstanding  voting  securities  (as defined in the 1940 Act) of any
         Fund shall be effective  to continue,  amend or  terminate  this  Agreement  with respect to any such Fund notwithstanding  (i)  that  such  action  has not  been  approved  by the  holders  of a  majority  of the outstanding  voting  securities of any other Fund affected  thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the  outstanding  voting  securities of the Trust,  unless such action shall be required by any applicable law or otherwise.

XVII.    Amendments,  Waivers, etc. Provisions of this Agreement may be changed,  waived,  discharged or terminated only by an instrument in writing  signed by the party against  which  enforcement  of the change,  waiver, discharge or termination  is sought.  This  Agreement  (including  any exhibits  hereto) may be amended at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XVIII.   Notification.  Sub-adviser  will notify  Adviser  promptly of any change in the  personnel of  Sub-adviser with  responsibility  for making investment  decisions in relation to the Fund or who have been authorized to give instructions to Custodian.

XIX.     Miscellaneous.

         A.       Governing  Law. This  Agreement  shall be construed in  accordance  with the laws of the State of
                  Minnesota  without  giving effect to the conflicts of laws  principles  thereof and the 1940 Act.
                  To the extent that the  applicable  laws of the State of Minnesota  conflict with the  applicable provisions of the 1940 Act, the latter shall control.

         B.       Insurance.  Sub-adviser  agrees to  maintain  errors  and  omissions  or  professional  liability insurance  coverage  in an  amount  that is  reasonable  in  light  of the  nature  and  scope of
                  Sub-adviser's business activities.

         C.       Captions.  The captions  contained in this  Agreement are included for  convenience  of reference only and in no way define or delimit  any of the  provisions  hereof or  otherwise  affect  their construction or effect.

         D.       Entire  Agreement.  This  Agreement  represents  the entire  agreement and  understanding  of the parties  hereto and shall  supersede  any prior  agreements  between the parties  relating to the subject  matter  hereof,  and all such  prior  agreements  shall be  deemed  terminated  upon the effectiveness of this Agreement.

         E.       Interpretation.  Nothing  herein  contained  shall be  deemed  to  require  the Trust to take any action  contrary  to  its  Articles  or  By-Laws,  or  any  applicable  statutory  or  regulatory requirement  to which it is subject or by which it is bound,  or to relieve or deprive  the Board of its responsibility for and control of the conduct of the affairs of the Fund.

         F.       Definitions.  Any question of  interpretation  of any term or provision of this Agreement  having a  counterpart  in or  otherwise  derived  from a term or  provision  of the  1940  Act  shall be resolved by reference to such term or provision of the 1940 Act and to  interpretations  thereof, if any, by the United  States courts or, in the absence of any  controlling  decision of any such court,  by rules,  regulations,  or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement,  the terms "majority of the outstanding voting  securities,"  "affiliated
                  person,"  "interested  person,"   "assignment,"  broker,"  "investment  adviser,"  "net  assets,"
                  "sale,"  "sell," and  "security"  shall have the same meaning as such terms have in the 1940 Act, subject  to such  exemption  as may be  granted  by the SEC by any  rule,  regulation,  or order.
                  Where the effect of a requirement  of the federal  securities  laws reflected in any provision of this Agreement is made less  restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such  provision  shall be deemed to  incorporate  the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                            THRIVENT INVESTMENT MANAGEMENT INC.

Attest:                                              By:
Name:                                                Name:
                                                     Title:

                                            THE AAL MUTUAL FUNDS

Attest:                                              By:
Name:                                                Name:
                                                     Title:

                                            [SUB-ADVISER]

Attest:                                              By:
Name:                                                Name:
                                                     Title:

                                                    Schedule I

                                             Dated ____________, 200_

                                                 Sub-advisory Fees

                                                _____________ Fund

                           Average Daily Assets                        Annual Rate
                                   $0 - __million                               %
                                 $__ to __million                               %
                                 Above $__million                              0%